TowneBank | Monarch Bank

MONARCH FINANCIAL HOLDINGS, INC.

TO MERGE INTO TOWNEBANK



Forward-Looking Statements

Statements made in this presentation, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this presentation and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the merger, including future financial and operating results, cost savings and enhanced revenues that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. TowneBank intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. TowneBank's ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material effect on the operations and future prospects of TowneBank, and the resulting company after the merger, include but are not limited to: the businesses of TowneBank and Monarch Financial Holdings, Inc. ("Monarch") may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected timeframe; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; the ability to obtain required regulatory and stockholder approvals, and the ability to complete the merger on the expected timeframe may be more difficult, time-consuming or costly than expected; changes in interest rates, general economic and business conditions; legislative/regulatory changes; the monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the companies' respective market areas; the companies' respective implementation of new technologies and their ability to develop and maintain secure and reliable electronic systems; changes in the securities markets; and changes in accounting principles, policies and guidelines, and other risk factors detailed from time to time in filings made by TowneBank with the Federal Deposit Insurance Corporation (the "FDIC"). TowneBank undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

In connection with the proposed merger, TowneBank will file with the FDIC a preliminary proxy statement/prospectus. TowneBank will deliver a definitive proxy statement/prospectus to its stockholders seeking approval of the merger and related matters and to Monarch's stockholders in connection with the offer of common stock in connection with the merger. In addition, TowneBank may file other relevant documents concerning the proposed merger with the FDIC. Investors and stockholders are urged to read the definitive joint proxy statement/prospectus when it becomes available and any other relevant documents to be filed with the FDIC in connection with the proposed merger because they will contain important information. Free copies of the definitive joint proxy statement/prospectus, when available, may be obtained by directing a request by telephone or mail to TowneBank, 6001 Harbour View Boulevard, Suffolk, Virginia 23425, Attention: Investor Relations (telephone: (757) 638-6794), or by accessing TowneBank's website at https://townebank.com under "Investor Relations." The information on TowneBank's website is not, and shall not be deemed to be, a part of this presentation or incorporated into other filings TowneBank makes with the FDIC.

TowneBank and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of TowneBank in connection with the merger. Information about the directors and executive officers of TowneBank is set forth in the proxy statement for TowneBank's 2015 annual meeting of stockholders filed with the FDIC on April 17, 2015. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the definitive joint proxy statement/prospectus regarding the merger when it becomes available.

Overview of Transaction Terms

Transaction:	▪ TowneBank to acquire Monarch Financial Holdings, Inc.
Considerations:	▪ 0.8830x shares of TOWN common stock for each share of MNRK common stock; 100% stock ▪
Transaction Value[1]:	$18.57 per share or $220.6 million
Pricing:	▪ 17.4x LTM EPS ▪ 192% of TBV
Ownership Split:	▪ 83% / 17%
Management Team:	▪ G. Robert Aston (71), Chairman and CEO (TOWN) ▪ J. Morgan Davis (64), President (TOWN) ▪ Brad E. Schwartz (52) , SEVP & COO (MNRK) ▪ William T. Morrison (53), CEO TowneBank Mortgage (MNRK) ▪ William B. Littreal (45), SEVP & CSO (TOWN) ▪ Clyde E. McFarland, Jr (61), SEVP & CFO (TOWN) ▪ E. Neal Crawford, Jr. (53), President TFSG (MNRK)
Board Composition:	▪ TOWN to appoint 7 current MNRK Board members to the TOWN Board
Required Approvals:	▪ Customary regulatory and shareholder approvals of both TOWN and MNRK
Expected Closing:	▪ Q2/Q3 2016

(1) Based on TOWN's closing price of $21.03 as of 12/16/2015 3

Strategic Rationale

Strategically Compelling

- Combined Company is the 2nd largest community bank in Virginia with approximately $7.7 billion in assets, $6.1 billion in deposits and $5.6 billion in loans
- Combined Company is the only community bank with a #1 deposit market share in one of the 50 largest MSAs in the U.S.[1]
  - #1 by deposit market share in the Virginia Beach-Norfolk-Newport News, VA-NC MSA
- Combined non-interest bearing deposits of $1.7 billion or approximately 30% of total combined deposits
- Supports continued expansion of TOWN's non-interest income business lines (e.g. insurance, mortgage, etc.)

Financially Attractive

- Immediate EPS accretion of approximately 17% in full year 2017
- Low single-digit tangible book value dilution, earned back in approximately 2.5 years
- Strong capital, with TCE/TA greater than 10% post closing, which supports growth and capital management opportunities
- Significant cost savings due to branch and back office overlap
- Monarch Bank's asset-sensitive balance sheet is well-positioned for a rising rate environment (not included in pro forma financial modeling)

Low Risk Profile

- Thorough multi-week due diligence process covering all aspects of MNRK's operations; Credit review included:
  - 1.5% credit mark reduces risk
- Strong familiarity: Members of management teams have known each other for many years
- Close proximity of Companies reduces execution risk
- Many of the MNRK customers are known to TOWN

(1) Largest MSAs by population; for banks with assets less than $15 billion
Source: SNL Financial

Combined Company to be 2nd Largest Community Bank in Virginia

- Combined Company is firmly established as the largest bank by deposits in the Virginia Beach-Norfolk-Newport News, VA-NC MSA and the second largest independent community bank in Virginia, which is one of the most attractive markets in the U.S.
  - The only community bank with a #1 deposit market share in one of the 50 largest MSAs in the U.S.[1]
  - Combined Company is #1 by deposit market share in the Northeastern, NC MSA[2]
  - 3rd largest community bank in the Richmond, VA MSA by deposit market share

Virginia Beach-Norfolk-Newport News, VA-NC [3]

Rank	Institution (ST)	Number of Branches	Deposits in Market ($mm)	Market Share (%)
1	Pro Forma	27	4,712	20.64
1	Wells Fargo & Co. (CA)	54	$4,488	19.66
2	TowneBank (VA)	27	3,844	16.84
3	SunTrust Banks Inc. (GA)	39	3,835	16.80
4	BB&T Corp. (NC)	50	2,973	13.03
5	Bank of America Corp. (NC)	36	2,725	11.94
6	Monarch Financial Hldgs (VA)	11	868	3.80
7	Old Point Financial Corp. (VA)	20	726	3.18
8	Hampton Roads Bankshares Inc. (VA)	17	655	2.87
9	Southern BancShares (NC) (NC)	15	474	2.07
10	PNC Financial Services Group (PA)	11	363	1.59

Virginia Deposit Market Share [3]

Rank	Institution (ST)	Number of Branches	Deposits in Market ($mm)	Market Share (%)
1	Wells Fargo & Co. (CA)	290	$36,737	20.06
2	Bank of America Corp. (NC)	142	27,609	15.08
3	BB&T Corp. (NC)	358	22,794	12.45
4	SunTrust Banks Inc. (GA)	209	18,786	10.26
5	Capital One Financial Corp. (VA)	80	10,649	5.82
6	Union Bkshs Corp (VA)	124	5,795	3.16
	Pro Forma	32	5,208	2.84
7	TowneBank (VA)	32	4,340	2.37
8	United Bankshares Inc. (WV)	61	4,325	2.36
9	Carter Bank & Trust (VA)	88	3,885	2.12
10	PNC Financial Services Group (PA)	100	3,360	1.84
23	Monarch Financial Hldgs (VA)	11	868	0.47

1. Largest MSAs by population; for banks with assets less than $15 billion
2. Includes Camden, Currituck and Dare counties
3. Data as of 6/30/2015 FDIC Summary of Deposits; presented for illustrative purposes only and does not indicate actual results of the combined company

Source: SNL Financial

MNRK – Company Overview

- Headquartered in Chesapeake, VA
- 13 banking offices serving the Hampton Roads area of Southeastern VA and the Outer Banks region of Northeastern NC
- 6th ranked community bank in the Virginia Beach MSA by deposit market share
- Monarch Bank operates at a pre-tax LTM ROAA of 1.87%
  - 3.83% pre-tax LTM ROAA after estimated cost savings
- Demand deposit growth of 33% since December 31, 2012
- High quality deposit franchise
  - Cost of deposits: 0.30%
  - 29% noninterest bearing deposits


Petersburg
Hopewell
Williamsburg
Cape Charles
Newport News
Hampton
Smithfield
Sussex
Norfolk
Virginia Beach
Suffolk
Chesapeake
Emporia
Franklin
Roanoke Rapids
Winton
Mintonsville
Halifax
Ahoskie
Elizabeth City
Nixonton
Edenton
Albemarle Sound
Kill Devil Hills
Rocky Mount
Merry Hill
Tarboro
Williamston
Columbia
Manteo

Financial Highlights

	2014	YTD
Total Assets ($mm)	$1,067	$1,122
Capital Ratios		
Tangible Book Value per Share	$9.10	$9.69
Tangible Common Equity/Tangible Assets	10.01%	10.28%
Leverage Ratio	11.44%	11.16%
Total RBC Ratio	13.8%	14.1%
Asset Quality Metrics		
Reserves/Loans	0.97%	0.93%
NPAs/ Assets	0.52%	0.39%
Profitability and Ratios		
Net Income	$11.4	$10.1
Return on Average Assets	1.15%	1.22%
Return on Average Equity	11.17%	12.11%
Net Interest Margin	4.25%	4.25%

Virginia Beach-Norfolk-Newport News, VA-NC[1]

Rank	Institution (ST)	Number of Branches	Deposits in Market ($mm)	Market Share (%)
1	Wells Fargo & Co. (CA)	54	$4,488	19.66
2	TowneBank (VA)	27	3,844	16.84
3	SunTrust Banks Inc. (GA)	39	3,835	16.80
4	BB&T Corp. (NC)	50	2,973	13.03
5	Bank of America Corp. (NC)	36	2,725	11.94
6	**Monarch Financial Hldgs (VA)**	**11**	**868**	**3.80**
7	Old Point Financial Corp. (VA)	20	726	3.18
8	Hampton Roads Bankshares Inc. (VA)	17	655	2.87
9	Southern BancShares (NC) (NC)	15	474	2.07
10	PNC Financial Services Group (PA)	11	363	1.59

(1) Data as of 6/30/2015 FDIC Summary of Deposits
Source: SNL Financial

TowneBank

NASDAQ Global Select: TOWN

Mortgage Operations

TowneBank Mortgage

- Founded in 1999 and headquartered in Virginia Beach
- TowneBank Mortgage YTD Production as of September 30, 2015
  - Core banking markets - $775 million
  - Mortgage only markets - $444 million



Mortgage Originations ($mm)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$626 $580 $552
$1,222 $1,219
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD

Monarch Mortgage

- Founded in May 2007 and headquartered in Virginia Beach
- Monarch Mortgage YTD Production as of September 30, 2015
  - Core banking markets - $517 million
  - Mortgage only markets - $1,103 million



Mortgage Originations ($mm)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$75
$200
$577
$1,186
$1,630
$1,656
$2,703
$1,980
$1,504
$1,620
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD

Pro Forma Loans & Deposits

Loan Composition

TOWN MNRK Pro Forma[1]


Other
6.5%
1-4 Family
7.4%
Multifamily
3.2%
Consumer
10.9%
C&I
18.1%
C&D
12.7%
CRE
41.1%


Consumer
8.6%
1-4 Family
14.2%
C&I
18.3%
Multifamily
1.6%
C&D
23.0%
CRE
34.2%


Other
5.5%
1-4 Family
8.5%
Multifamily
2.9%
Consumer
C&I
18.1%
CRE
40.1%
C&D
14.3%

Yield on Loans: 4.57% Yield on Loans: 5.03% Yield on Loans: 4.64%

Deposit Composition

TOWN MNRK Pro Forma[1]


Jumbo
10.7%
8.8%
Transaction
Retail
9.9%
Savings &
MMDA
70.5%


18.4%
35.2%
Retail
6.4%
Savings &
MMDA
40.0%


Jumbo
12.0%
Transaction
13.2%
Retail
9.3%
Savings &
MMDA
65.4%

Cost of Deposits: 0.41% Cost of Deposits: 0.30% Cost of Deposits: 0.39%

Noninterest-Bearing Deposits: 30.2% Noninterest-Bearing Deposits: 28.8% Noninterest-Bearing Deposits: 29.9%

(1) Pro forma loan and deposit composition is preliminary and does not give effect to purchase accounting adjustments; yield on loans is loan-weighted, cost of deposits is deposit-weighted; presented for illustrative purposes only and does not indicate actual results of the combined company

Note: Data from regulatory and company filings

Source: SNL Financial

Branch Location Proximity

Market Highlights

- Significant branch overlap enables substantial cost savings
  - 100% of Monarch Bank branches are within 3 miles of a TowneBank branch
    - 69% are within 1 mile of a TowneBank branch
    - 46% are within half a mile of a TowneBank branch
  - Plan to consolidate 13 locations from the combined company

Map of Branch Overlap



MNRK
TOWN
Ware Neck
Yorktown
Jamestown
Cape Charles
Capeville
Smithfield
Isle of Wight
Portsmouth
Suffolk
Reynoldson
Moyock
South Mills
Currituck
Eure
Mintonsville
Belvidere
Poplar Branch
Nixonton
Whites Beach
Edenton
Merry Hill
Kill Devil Hills
Manteo

Source: SNL Financial

Credit Due Diligence

Due Diligence Approach

- Comprehensive credit review performed by TowneBank internal team
  - Experienced senior team with deep knowledge of the Hampton Roads market
  - Extensive familiarity with many of Monarch's significant relationships
  - Reviewed over 500 loan files representing approximately 42% of total loan exposure
  - Reviewed 100% of classified grades
  - Analyzed underwriting methodologies, policies and portfolio management processes
- Estimated credit mark approach consistent with prior partnerships

Estimated Credit Mark by Segment

Loan Type	Monarch Loan Balances	Preliminary Estimated Future Loss (%)	Preliminary Estimated Future Loss ($)
1-4 Family	$ 109,499	1.41%	$1,482
1-4 Family HELOC	61,117	4.19%	2,563
1-4 Family Jr lien	3,358	7.15%	240
Construction and development	182,179	0.57%	1,032
Commercial real estate - OO	109,881	2.14%	2,354
Commercial real estate - NOO	160,867	0.68%	1,101
Multifamily	12,305	0.98%	121
Commercial and industrial	144,442	1.98%	2,864
Consumer and other	7,263	1.78%	128
Total Preliminary Estimate	$ 790,911	1.51%	$11,885

Pro Forma Financial Impact

Assumptions

- Gross credit mark of 1.5%, $11.9 million
- Core Deposit Intangible of $10.9 million amortized over 10 years on a sum-of-the-years' digits basis
- One-time merger related expenses of approximately $21 million (pre-tax)
- Cost savings expected to be 20% of Monarch's total non-interest expense base; 30% excluding Commissions and Incentives
- 25% of Synergies realized in 2016; 100% in 2017
- Revenue synergies identified not included in modeling
- Redeem outstanding Monarch Trust Preferred
- Projected close Q2/Q3

Pro Forma Analysis

- Financial Impact:
  - **Immediate EPS accretion of approximately 17% in full year 2017**
  - **Low single-digit tangible book value dilution, earned back in approximately 2.5 years**
- Approximate Balance Sheet at Close[1]:
  - Assets: $7.7 billion
  - Loans: $5.6 billion
  - Deposits: $6.1 billion
- Capital Ratios at Close[1]:
  - TCE / TA: 10.2%
  - Tier 1 Leverage: 10.6%
  - Tier 1 Capital: 12.3%
  - Total RBC: 12.9%

(1) Presented for illustrative purposes only and does not indicate actual results of the combined company

Transaction Multiples & Contribution Analysis

Transaction Multiples

	TOWN / MNRK	Comparable Transactions [2]
Transaction Price per Share[1]	$18.57	-
1-Day Market Premium ($12.16)	52.7%	15.8%
Price / Current Yr. EPS ($1.10)	16.9x	22.2x
Price / Next Yr. EPS ($1.14)	16.3x	22.9x
Price / Stated Tangible Book Value ($9.69)	192%	176%

Contribution Analysis


Cost Savings
LTM Net Income
68.2%
16.6%
15.2%
Assets
84.6%
15.4%
Loans
82.6%
17.4%
Deposits
83.3%
16.7%
Tang. Comm. Equity
84.6%
15.4%
Ownership
83.1%
16.9%

1. Based on TOWN's closing price of $21.03 as of 12/16/2015
2. Includes nationwide transactions announced between January 1, 2014 and 12/16/2015 with deal values between $200mm and $400mm

Benefits to Stakeholders

Customers	High-touch, exquisite service Enhanced product and services offering
Employees	Monarch employees will join the TOWN family that has been recognized as one of the "Best Places to Work" by Inside Business Companies familiarity should ensure smooth integration TOWN is an experienced acquirer, having completed 29 financial services acquisitions over the last 16 years
Shareholders	TOWN has a long track record of superior financial results: recognized by SNL as one of the top 15 consistently high-performing banks since 2003 Increased shareholder liquidity with pro forma market cap of $1.3 billion Pro forma ROAA of 1.3% and ROATCE of 13.4% in 2017 Immediate EPS accretion of 15% and low single-digit tangible book value dilution, earned back in approximately 2.5 years Strong pro forma capital, with TCE/TA above 10%, supports growth and capital management strategies
Community	Both companies have a legacy of philanthropic support to their communities TOWN and TowneBank Foundation have provided more than $34 mm in community support since its founding in 1998